UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 05, 2016
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HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43,287
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 5, 2016, the Board of Directors of Huntington Bancshares Incorporated (Huntington) elected John C. Inglis as a director. It has not yet been determined which committee or committees of the Board of Directors to which Mr. Inglis will be appointed to serve.
Mr. Inglis will participate in Huntington’s standard compensation arrangements for non-employee directors as described in Huntington’s Proxy Statement filed on March 10, 2016.

Item 8.01.	Other Information.

On May10, 2016, Huntington issued a press release announcing the appointment of John C. Inglis as a director. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
The exhibits referenced below shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

(d)	Exhibits.
Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated May 10, 2016.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	May 10, 2016	By:	/s/ Richard A. Cheap
Richard A. Cheap
Title: Secretary

EXHIBIT INDEX
Exhibit No.    Description

Exhibit 99.1    News release of Huntington Bancshares Incorporated, dated May 10, 2016.